CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Concorde Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Concorde Funds, Inc. for the period ended September 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Concorde Funds, Inc. for the stated period.


/s/ Gary B. Wood
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Gary B. Wood
Chief Executive Officer and
Chief Financial Officer,
Concorde Funds, Inc.

Dated: 11/21/2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Concorde Funds, Inc. for purposes of the Securities Exchange Act of 1934.